UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2022

SMARTMETRIC, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54853	05-0543557
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3960 Howard Hughes Parkway Suite 500 Las Vegas, NV	89109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 702-990-3687

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Issuance of Commitment Shares, Notes and Warrants

On January 27, 2022, SmartMetric, Inc. (the “Company”), entered into separate securities purchase agreements (collectively, the “SPAs”) with three investors (collectively, the “Investors”), for the sale and issuance (the “Offering”) to each Investor of: (i) a promissory note in the aggregate principal amount of $250,000 (each, a “Note” and collectively, the “Notes”), (ii) a common stock purchase warrant (each, a “Warrant” and collectively, the “Warrants”) to purchase 12,500,000 shares of the Company’s common stock, $0.001 par value per share, (“Common Stock”) and (iii) a commitment fee in the form of 12,500,000 shares of Common Stock (the “Commitment Shares”). The Notes and the Warrants were issued as of January 27, 2022 (the “Issuance Date”).

The Notes were issued pursuant to the terms of their corresponding SPAs. Each Note was issued in the principal amount of $250,000 for a purchase price of $225,000, resulting in an original issue discount of $25,000. Each Warrant was issued with an initial exercise price of $0.05 per share, subject to adjustment as described therein. The aggregate cash subscription amount received by the Company from each Investor for the issuance of the Commitment Shares, Note and Warrant to such Investor was $219,000, due to a $6,000 reduction in the $225,000 purchase price as a result of broker, legal, and transaction fees.

The SPAs limits the Company’s ability to solicit any offers for, respond to any unsolicited offers for, or conduct any negotiations with any other person or entity in respect of any variable rate debt transactions and provides for Investors’ registration rights (each, as more particularly described therein). The SPAs contain other representations and warranties, covenants and conditions, customary for transactions of this type.

The foregoing descriptions of the SPAs do not purport to be complete descriptions of the rights and obligations of the parties thereunder and are qualified in their entirety by reference to the full text of the form of SPA, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Terms of the Notes

Each Note is scheduled to mature on January 27, 2023, twelve (12) months after the Issuance Date, and provides for interest to accrue at an interest rate equal to 10% per annum, or, upon an Event of Default (as defined in each Note), the lesser of (i) 10% per annum, and (ii) the maximum amount permitted under law. Each Investor has the right, only following an Event of Default (as defined in the Note), to convert all or any part of the outstanding and unpaid principal and interest on such Investor’s Note into fully paid and non-assessable shares of the Company’s Common Stock. The initial conversion price, following and during an Event of Default, for the principal and interest of each Note will be $0.08, subject to adjustment as provided therein. Each Note is subject to adjustment upon certain events such as distributions and mergers, and has anti-dilution protections for issuance of securities by the Company at a price that is lower than the then-current conversion price except for certain exempt issuances. Each Note also imposes certain restrictions or obligations on the Company with respect to the Company’s ability to incur other indebtedness, make distributions on capital stock, stock repurchases and debt repayments.

The foregoing descriptions of the Notes do not purport to be complete descriptions of the rights and obligations of the parties thereunder and are qualified in their entirety by reference to the full text of the form of Promissory Note, a copy of which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Terms of the Warrants

As described above, each Investor received a Warrant to purchase up to 12,500,000 shares of the Company’s Common Stock. The initial exercise price for each Warrant is $0.05 per share, subject to adjustment as described therein, and each Warrant is exercisable for a period of three years commencing on the Issuance Date. The Warrants are exercisable for shares of Common Stock upon the payment in cash of the exercise price, or if the Market Price (as defined in each Warrant) of one share of Common Stock is greater than the exercise price, then the holder of the Warrant may elect to receive shares of Common Stock pursuant to a cashless exercise, in lieu of a cash exercise, equal to the value of the Warrant as determined pursuant to the terms therein.

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The foregoing descriptions of the Warrants do not purport to be complete descriptions of the rights and obligations of the parties thereunder and are qualified in their entirety by reference to the full text of the form of Promissory Note, a copy of which is attached hereto as Exhibit 4.2 and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

To the extent required by this Item 2.03, the disclosure set forth in Item 1.01 above is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

To the extent required by this Item 3.02, the disclosure set forth in Item 1.01 above is incorporated herein by reference. The issuances of securities in the Offering will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on an exemption from registration under Section 4(a)(2) of the Securities Act and Rule 506(b) promulgated thereunder.

Upon issuance of the shares of Common in the Offering, the Company will have 585,319,060 shares of Common Stock issued and outstanding.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1*	Form of Promissory Note
4.2*	Form of Common Stock Purchase Warrant
10.1*	Form of Securities Purchase Agreement
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 3, 2022	SMARTMETRIC, INC.

	By:	/s/ Chaya Coleena Hendrick
	Name:	Chaya Coleena Hendrick
	Title:	Chief Executive Officer

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